UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2008

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

E*TRADE Financial Corporation (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”) for discontinued operations. The discontinued operations relates to the sale of our Canadian brokerage business and the exit of our direct retail lending business. Both of these events met the requirements under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”) for classification as discontinued operations.

Under the regulations of the Securities and Exchange Commission (the “SEC”), the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements included in the Company’s currently filed 2007 Form 10-K, if those financial statements are incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements related to periods prior to these businesses’ operations being classified as discontinued operations.

On August 8, 2008 and November 5, 2008, the Company filed its Quarterly Reports on Form 10-Q for the quarter ended June 30, 2008 (“June 2008 10-Q”) and for the quarter ended September 30, 2008 (“September 2008 10-Q”), respectively, with the SEC. In the June 2008 10-Q and the September 2008 10-Q, the Company presented its results to reflect the discontinued operations.

The reclassification has no effect on the Company’s reported net income for any reporting period and has no material effect on the Company’s results of operations or financial condition.

This report includes our reclassified audited Consolidated Financial Statements for the years ended December 31, 2007, 2006 and 2005.

The reclassified consolidated financial information is attached to this current report on Form 8-K as Exhibit 99.1. Because we are reclassifying certain financial information in the 2007 Form 10-K for discontinued operations, the revised sections of our 2007 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our Consolidated Financial Statements, which were originally presented in the 2007 Form 10-K filed on February 28, 2008. All other information in the 2007 Form 10-K remains unchanged and is not being updated in this filing. This report should be read in conjunction with our 2007 Form 10-K (except for Items 6, 7 and 8 of Part II, which are contained in this report).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Financial Statements and Supplementary Data for the years ended December 31, 2007, 2006 and 2005 (Part II-Item 6, 7 and 8 of the Company’s Annual Report on the Form 10-K for the year ended December 31, 2007, 2006 and 2005, originally filed with the SEC on February 28, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 30, 2008

E*TRADE FINANCIAL CORPORATION

By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel